Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2018 FINANCIAL RESULTS

AND UPDATES 2018 GUIDANCE

BATON ROUGE, Louisiana (October 29, 2018) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month period ended September 30, 2018.

Three Month Periods Ended September 30, 2018 and 2017

•	Net service revenue increased $43.6 million to $417.3 million compared to $373.7 million in 2017 (1).

•	Net income attributable to Amedisys, Inc. of $31.4 million compared to $14.6 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.96 per diluted share compared to $0.42 in 2017.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $45.3 million compared to $36.9 million in 2017.

•	Adjusted net service revenue of $417.3 million compared to $380.2 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $30.9 million compared to $19.2 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.95 compared to $0.56 in 2017.

Nine Month Periods Ended September 30, 2018 and 2017

•	Net service revenue increased $114.9 million to $1,228.2 million compared to $1,113.3 million in 2017 (1).

•	Net income attributable to Amedisys, Inc. of $91.9 million compared to $34.1 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $2.71 per diluted share compared to $1.00 in 2017.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $136.7 million compared to $105.0 million in 2017.

•	Adjusted net service revenue of $1,229.9 million compared to $1,119.8 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $92.3 million compared to $56.5 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.73 compared to $1.65 in 2017.

* See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

(1) Subsequent to our adoption of Accounting Standards Updates 2014-09 and 2015-14 on January 1, 2018, using the full retrospective method, amounts previously classified as provision for doubtful accounts are now classified as price concessions in determining the transaction price of our net service revenue.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am proud of our third quarter results and the strong execution of our team. We are pleased with the growth trends we continue to see in home health. Our performance in home health helped drive our significant results this quarter and I am delighted with the progress the home health segment has made this year. Our hospice segment continues its stellar performance, with another quarter of double digit ADC growth. We look forward to welcoming all of our new Compassionate Care Hospice team members to the Amedisys family once our deal closes early next year and are excited about the continued growth potential within our hospice segment. Our personal care segment continues with their impressive integration engine and has built out a platform for growth within Massachusetts and beyond. Above all else, our clinical quality metrics continue to be at, or near, the top of the industry in both home health and hospice. Providing our clinically distinct care to as many patients wherever they call home is and will always be our first priority. Finally, thanks to our team of over 18,500 employees for continuing to do all that you do to drive such impressive results and provide such incredible care.”

Updated 2018 Guidance

•	Net service revenue is anticipated to be in the range of $1.65 billion to $1.67 billion.

•	Adjusted EBITDA is anticipated to be in the range of $177 million to $180 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $3.54 to $3.60 based on an estimated 33.50 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2018 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Tuesday, October 30, 2018, at 11:00 a.m. ET to discuss its third quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through November 30, 2018 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13684177.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 3,000 hospitals and 59,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With 18,500 employees, in 421 care centers within 34 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 369,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30
	2018	2017	2018	2017
Net service revenue	$417,335	$373,704	$1,228,200	$1,113,311
Cost of service, excluding depreciation and amortization	249,739	227,269	730,612	664,139
General and administrative expenses:
Salaries and benefits	79,367	77,130	232,213	226,532
Non-cash compensation	4,842	3,558	12,653	11,788
Other	40,335	38,189	124,119	120,223
Depreciation and amortization	3,164	4,185	9,882	13,139
Securities Class Action Lawsuit settlement, net	—	—	—	28,712

Operating expenses	377,447	350,331	1,109,479	1,064,533

Operating income	39,888	23,373	118,721	48,778
Other income (expense):
Interest income	29	44	263	104
Interest expense	(1,991)	(1,335)	(5,834)	(3,600)
Equity in earnings from equity method investments	1,625	900	6,461	3,149
Miscellaneous, net	1,822	1,043	2,782	3,282

Total other income, net	1,485	652	3,672	2,935

Income before income taxes	41,373	24,025	122,393	51,713
Income tax expense	(9,825)	(9,364)	(29,984)	(17,324)

Net income	31,548	14,661	92,409	34,389
Net income attributable to noncontrolling interests	(171)	(103)	(524)	(240)

Net income attributable to Amedisys, Inc.	$31,377	$14,558	$91,885	$34,149

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.99	$0.43	$2.78	$1.02
Weighted average shares outstanding	31,815	33,838	33,075	33,640
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.96	$0.42	$2.71	$1.00
Weighted average shares outstanding	32,691	34,363	33,852	34,255

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	September 30, 2018 (unaudited)	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$14,010	$86,363
Patient accounts receivable	195,030	201,196
Prepaid expenses	11,679	7,329
Other current assets	11,949	16,268

Total current assets	232,668	311,156
Property and equipment, net of accumulated depreciation of $93,432 and $146,814	30,215	31,122
Goodwill	324,145	319,949
Intangible assets, net of accumulated amortization of $32,443 and $30,610	44,309	46,061
Deferred income taxes	41,149	56,064
Other assets	53,406	49,130

Total assets	$725,892	$813,482

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$24,519	$25,384
Payroll and employee benefits	92,385	89,936
Accrued expenses	101,177	89,104
Current portion of long-term obligations	1,209	10,638

Total current liabilities	219,290	215,062
Long-term obligations, less current portion	54,853	78,203
Other long-term obligations	6,253	3,791

Total liabilities	280,396	297,056

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,146,649 and 35,747,134 shares issued; and 31,877,278 and 33,964,767 shares outstanding	36	35
Additional paid-in capital	592,539	568,780
Treasury stock, at cost 4,269,371 and 1,782,367 shares of common stock	(240,536)	(53,713)
Accumulated other comprehensive income	15	15
Retained earnings	92,089	204

Total Amedisys, Inc. stockholders’ equity	444,143	515,321
Noncontrolling interests	1,353	1,105

Total equity	445,496	516,426

Total liabilities and equity	$725,892	$813,482

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended September 30		For the Nine-Month Periods Ended September 30
	2018	2017	2018	2017
Cash Flows from Operating Activities:
Net income	$31,548	$14,661	$92,409	$34,389
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,164	4,185	9,882	13,139
Non-cash compensation	4,842	3,558	12,653	11,788
401(k) employer match	2,040	2,180	6,934	6,547
Loss (gain) on disposal of property and equipment	88	(169)	738	(22)
Deferred income taxes	5,771	9,646	14,916	17,228
Equity in earnings from equity method investments	(1,625)	(900)	(6,461)	(3,149)
Amortization of deferred debt issuance costs/debt discount	203	185	596	555
Return on equity investment	2,169	1,240	4,373	4,656
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	2,562	(4,013)	6,166	(10,846)
Other current assets	11,648	996	(32)	(5,896)
Other assets	38	(11,054)	726	(12,202)
Accounts payable	(4,293)	(6,523)	(670)	(5,430)
Securities Class Action Lawsuit settlement accrual, net	—	(28,712)	—	—
Accrued expenses	10,210	25,327	14,758	22,584
Other long-term obligations	115	(406)	2,462	201

Net cash provided by operating activities	68,480	10,201	159,450	73,542

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	92	57	563	622
Proceeds from the sale of property and equipment	40	118	51	118
Investments in equity method investees	(3,477)	—	(3,477)	(436)
Purchases of property and equipment	(4,073)	(1,625)	(5,684)	(9,074)
Acquisitions of businesses, net of cash acquired	—	—	(4,074)	(24,128)

Net cash used in investing activities	(7,418)	(1,450)	(12,621)	(32,898)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options and warrants	140	11	2,749	4,214
Proceeds from issuance of stock to employee stock purchase plan	630	611	1,787	1,798
Shares withheld upon stock vesting	(2,589)	(728)	(5,421)	(6,454)
Noncontrolling interest distribution	(180)	(126)	(530)	(216)
Proceeds from borrowings under revolving line of credit	—	—	127,500	—
Repayments of borrowings under revolving line of credit	(70,000)	—	(70,000)	—
Principal payments of long-term obligations	(596)	(1,569)	(91,071)	(4,069)
Debt issuance costs	—	—	(2,433)	—
Purchase of company stock	—	—	(181,402)	—
Repurchase of noncontrolling interest	(361)	—	(361)	—

Net cash used in financing activities	(72,956)	(1,801)	(219,182)	(4,727)

Net (decrease) increase in cash and cash equivalents	(11,894)	6,950	(72,353)	35,917
Cash and cash equivalents at beginning of period	25,904	59,164	86,363	30,197

Cash and cash equivalents at end of period	$14,010	$66,114	$14,010	$66,114

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$909	$1,016	$2,989	$2,188

Cash paid for income taxes, net of refunds received	$4,868	$31	$11,017	$315

Days revenue outstanding (1)	40.6	40.7	40.6	40.7

(1)

Our calculation of days revenue outstanding at September 30, 2018 and 2017 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended September 30, 2018 and 2017, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Medicare	$208.0	$191.4
Non-Medicare	86.9	72.7

Net service revenue	294.9	264.1
Cost of service	181.8	168.3

Gross margin	113.1	95.8
Other operating expenses	69.6	71.7

Operating income	$43.5	$24.1

Same Store Growth (1):
Medicare revenue	10%	(7%)
Non-Medicare revenue	20%	18%
Total admissions	4%	1%
Total volume (2)	6%	5%
Total Episodic admissions (3)	3%	1%
Total Episodic volume (4)	5%	3%
Key Statistical Data - Total (5):
Medicare:
Admissions	46,371	46,823
Recertifications	28,551	26,996

Total volume	74,922	73,819
Completed episodes	73,114	71,454
Visits	1,301,090	1,259,156
Average revenue per completed episode (6)	$2,855	$2,820
Visits per completed episode (7)	17.6	17.4
Non-Medicare:
Admissions	29,325	26,686
Recertifications	14,539	12,263

Total volume	43,864	38,949
Visits	698,181	592,742
Total (5):
Visiting Clinician Cost per Visit	$82.78	$82.53
Clinical Manager Cost per Visit	8.18	8.30

Total Cost per Visit	$90.96	$90.83
Visits	1,999,271	1,851,898

	For the Nine- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Medicare	$619.3	$588.4
Non-Medicare	251.2	213.6

Net service revenue	870.5	802.0
Cost of service	532.7	496.1

Gross margin	337.8	305.9
Other operating expenses	207.6	210.5

Operating income	$130.2	$95.4

Same Store Growth (1):
Medicare revenue	7%	(5%)
Non-Medicare revenue	18%	14%
Total admissions	4%	1%
Total volume (2)	7%	3%
Total Episodic admissions (3)	3%	1%
Total Episodic volume (4)	6%	3%
Key Statistical Data - Total (5):
Medicare:
Admissions	142,884	143,711
Recertifications	84,218	78,878

Total volume	227,102	222,589
Completed episodes	220,726	217,190
Visits	3,933,290	3,794,001
Average revenue per completed episode (6)	$2,841	$2,811
Visits per completed episode (7)	17.5	17.3
Non-Medicare:
Admissions	88,485	80,244
Recertifications	40,862	33,949

Total volume	129,347	114,193
Visits	2,049,662	1,727,618
Total (5):
Visiting Clinician Cost per Visit	$81.06	$81.41
Clinical Manager Cost per Visit	7.98	8.42

Total Cost per Visit	$89.04	$89.83
Visits	5,982,952	5,521,619

(1)

Same store information represents the percent increase (decrease) in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period.

(2)	Total volume includes all admissions and recertifications.
(3)	Total Episodic admissions includes admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions.
(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Medicare	$98.0	$91.4
Non-Medicare	5.4	4.5

Net service revenue	103.4	95.9
Cost of service	53.4	48.4

Gross margin	50.0	47.5
Other operating expenses	21.7	19.2

Operating income	$28.3	$28.3

Same Store Growth (1):
Medicare revenue	7%	17%
Non-Medicare revenue	19%	11%
Hospice admissions	8%	7%
Average daily census	11%	14%
Key Statistical Data - Total (2):
Hospice admissions	6,765	6,257
Average daily census	7,768	7,026
Revenue per day, net	$144.71	$148.43
Cost of service per day	$74.72	$74.96
Average discharge length of stay	101	95

	For the Nine- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Medicare	$286.7	$257.9
Non-Medicare	15.4	11.9

Net service revenue	302.1	269.8
Cost of service	155.2	136.7

Gross margin	146.9	133.1
Other operating expenses	62.5	56.9

Operating income	$84.4	$76.2

Same Store Growth (1):
Medicare revenue	11%	18%
Non-Medicare revenue	28%	(1%)
Hospice admissions	7%	13%
Average daily census	12%	15%
Key Statistical Data - Total (2):
Hospice admissions	20,444	19,010
Average daily census	7,514	6,705
Revenue per day, net	$147.28	$147.43
Cost of service per day	$75.65	$74.78
Average discharge length of stay	98	92

(1)

Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.

(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	19.0	13.7

Net service revenue	19.0	13.7
Cost of service	14.5	10.6

Gross margin	4.5	3.1
Other operating expenses	3.1	3.1

Operating income	$1.4	$—

Key Statistical Data:
Billable hours	810,427	616,036
Clients served	12,380	7,978
Shifts	357,382	281,904
Revenue per hour	$23.40	$22.21
Revenue per shift	$53.06	$48.54
Hours per shift	2.3	2.2

	For the Nine- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	55.6	41.5

Net service revenue	55.6	41.5
Cost of service	42.7	31.3

Gross margin	12.9	10.2
Other operating expenses	9.7	9.3

Operating income	$3.2	$0.9

Key Statistical Data:
Billable hours	2,357,608	1,822,653
Clients served	15,731	10,980
Shifts	1,062,422	830,151
Revenue per hour	$23.57	$22.76
Revenue per shift	$52.30	$49.98
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Other operating expenses	$31.3	$25.9
Depreciation and amortization	2.0	3.1

Total operating expenses	$33.3	$29.0

	For the Nine- Month Periods Ended September 30,
	2018	2017
Financial Information (in millions):
Other operating expenses	$92.6	$85.4
Depreciation and amortization	6.5	9.6

Total operating expenses before Securities Class Action Lawsuit settlement, net	99.1	95.0
Securities Class Action Lawsuit settlement, net	—	28.7

Total operating expenses	$99.1	$123.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2018	2017	2018	2017
Net income attributable to Amedisys, Inc.	$31,377	$14,558	$91,885	$34,149
Add:
Income tax expense	9,825	9,364	29,984	17,324
Interest expense, net	1,962	1,291	5,571	3,496
Depreciation and amortization	3,164	4,185	9,882	13,139
Certain items (1)	(609)	7,590	615	37,014
Interest component of certain items (1)	(451)	(95)	(1,280)	(95)

Adjusted EBITDA (2) (6)	$45,268	$36,893	$136,657	$105,027

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2018	2017	2018	2017
Net service revenue	$417,335	$373,704	$1,228,200	$1,113,311
Add:
Certain items (1)	—	6,506	1,687	6,506

Adjusted net service revenue (3) (6)	$417,335	$380,210	$1,229,887	$1,119,817

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2018	2017	2018	2017
Net income attributable to Amedisys, Inc.	$31,377	$14,558	$91,885	$34,149
Add:
Certain items (1)	(450)	4,592	455	22,394

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$30,927	$19,150	$92,340	$56,543

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:
	For the Three- Month Period Ended September 30,		For the Nine- Month Period Ended September 30,
	2018	2017	2018	2017
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.96	$0.42	$2.71	$1.00
Add:
Certain items (1)	(0.01)	0.13	0.01	0.65

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.95	$0.56	$2.73	$1.65

(1)	The following details the certain items for the three and nine month periods ended September 30, 2018 and 2017:

Certain Items:

	For the Three-Month Period Ended September 30, 2018	For the Nine-Month Period Ended September 30, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida self-audit (pre-acquisition)	$—	$1,687
Certain Items Impacting Operating Expenses:
Acquisition costs	857	1,732
Legal fees - non-routine	304	1,409
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(1,437)	(1,437)
Miscellaneous, other (income) expense, net	(333)	(2,776)

Total	$(609)	$615

Net of tax	$(450)	$455

Diluted EPS	$(0.01)	$0.01

	For the Three-Month Period Ended September 30, 2017	For the Nine-Month Period Ended September 30, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida ZPIC audit	$6,506	$6,506
Certain Items Impacting Operating Expenses:
Acquisition costs	—	976
Legal fees - non-routine	176	1,410
Securities Class Action Lawsuit settlement accrual, net	—	28,712
Restructuring activity	1,670	1,670
Data center relocation	—	940
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(647)	(2,014)
Miscellaneous, other (income) expense, net	(115)	(1,186)

Total	$7,590	$37,014

Net of tax	$4,592	$22,394

Diluted EPS	$0.13	$0.65

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.